LIBERTY CONTRARIAN SMALL-CAP FUND
                         LIBERTY CONTRARIAN EQUITY FUND
                            LIBERTY REAL ESTATE FUND
                        LIBERTY CONTRARIAN BALANCED FUND
                         LIBERTY CONTRARIAN INCOME FUND
                          LIBERTY OREGON TAX-FREE FUND
                             LIBERTY CONTRARIAN FUND
                              LIBERTY SPECIAL FUND

               Supplement to Statements of Additional Information



Pursuant to the Board of Trustees' approval, the shareholders' servicing and transfer agency fee arrangement between Liberty Funds Services, Inc. (LFS) and each Fund has been revised, effective January 1, 2000. Each Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of each Fund for such month. In addition to this compensation, each Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS
2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
4.      Each Fund's allocated share of LFS reimbursement out-of-pocket expenses.

Notwithstanding the foregoing, for the period January 1, 2000 through October 14, 2000, with respect to the Funds listed above (January 1, 2000 through December 22, 2000, in the case of Liberty Special Fund), the fees payable for services hereunder shall not exceed the greater of the amount determined as above or the amount which would otherwise have been payable by such Funds pursuant to the previous shareholders' servicing and transfer agency fee arrangement.



G-35/449C-0700                                                  August 21, 2000